UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 24, 2017

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220 Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 30, 2017, Condor Hospitality Trust, Inc. (the “Company”) filed a Form 8-K dated March 24, 2017 to report on the acquisition of three hotels out of a portfolio of four hotels under contract to be acquired. This amendment to the Form 8-K is being filed to report on the acquisition of the fourth hotel and related matters, to provide additional exhibits with respect to the acquisition of the fourth hotel and to provide the financial statements and pro forma financial information required to be filed by the Company for the four hotels.

Item 1.01	Entry into a Material Definitive Agreement.

Hotel Acquisition

On April 14, 2017, Condor Hospitality Limited Partnership (“CHLP”), the operating partnership of the Company, completed the acquisition of a hotel pursuant to a purchase agreement dated January 23, 2017 with CVH Southaven, LLC. The hotel is the Home2 Suites Memphis/Southaven, with 105 rooms, located in Southaven, MS.

The aggregate purchase price for the Southaven hotel was $19.0 million which was paid with a combination of cash, debt financing (as discussed below) and CHLP limited partnership units (as discussed below). The closing of the acquisition of the hotel was subject to the assumption of $9.1 million of debt and customary closing conditions including accuracy of representations and warranties and compliance with covenants and obligations under the purchase agreement.

The hotel acquisition was completed by CDOR MEM Southcrest, LLC (“CMS”), a single-purpose bankruptcy remote entity 100% owned by CHLP. In connection with the closing of the acquisition, the hotel was leased to TRS MEM Southcrest, LLC (“TMS”), a single-purpose bankruptcy remote entity 100% owned TRS Leasing, Inc., the taxable REIT subsidiary of the Company.

The description of the purchase agreement for the hotel is qualified in its entirety by the form of such agreement filed with this report as Exhibit 10.1 and is incorporated herein by reference.

Management Agreement

Hotel Management. On April 14, 2017, TMS entered into a hotel management agreement with Vista Host Inc. (“Vista”), an eligible independent operator, to manage the Southaven hotel. Vista managed the hotel prior to the acquisition and is an affiliate of the seller of the hotel.

Under the hotel management agreement, Vista operates and manages the hotel. Vista provides all property management, financial accounting, reporting, marketing and other operational services for the hotel, and employees for operating the hotel. Vista must generally maintain the hotel in good operating condition. Vista must operate the hotel in accordance with the national franchise agreement that covers the hotel, which includes using franchisor sales and reservation systems.

The management agreement generally requires TMS to fund budgeted capital expenditures and operating expenses, except those expenses not related to the operation of the hotel. TMS is responsible for obtaining and maintaining insurance policies with respect to the hotel.

Management Fee. Vista will receive a monthly management fee with respect to the hotel equal to 3% of the gross hotel income. Incentive fees may be earned by Vista for performance above budgeted expectations for the hotel up to a maximum payout of 2% of gross hotel income in 2017 and 2018 as follows:

•	1% of the gross hotel income if the hotel achieves an investment return of 8.5 to 8.99% for 2017, and an additional 1% of gross hotel income if the hotel achieves an investment return of 9.0% or higher for that year; and

•	1% of the gross hotel income if the hotel achieves an investment return of 9.0% to 9.49% for 2018, and an additional 1% of gross hotel income if the hotel achieves an investment return of 9.5% or higher for that year.

For 2019 and until termination of the management agreement, incentive fees with respect to the hotel may be earned by Vista as follows, up to a maximum payout of 2% of gross hotel income:

•	0.5% of gross hotel income if the hotel achieves budgeted hotel net operating income (“NOI”);

•	25% of any NOI in excess of budgeted NOI for the hotel; and

•	if the hotel achieves its budgeted NOI, 25% of any gross hotel income for the hotel in excess of budgeted gross hotel income for the hotel.

NOI is equal to gross hotel income less operating expenses (exclusive of management fees, certain insurance premiums and employee bonuses, and personal and real property taxes).

Term and Termination. The management agreement expires on April 14, 2020 and will renew for two additional terms of one year unless either party to the agreement gives the other party written notice of termination at least 90 days before the end of a term.

TMS may terminate the management agreement, subject to cure rights, due to certain inspection failures or if performance metrics tied to the hotel are not met. TMS may also terminate the management agreement without reason on 60 days’ notice. Upon any such termination without reason by TMS, TMS must pay Vista a termination fee equal to the lesser of: (a) 50% of the monthly management fee paid during the trailing 12 months (including any such fees paid prior to the commencement of the management agreement); or (b) 50% of the average monthly management fee paid during the trailing 12 months multiplied by the number of months remaining in the initial term or renewal term. The management agreement terminates upon a sale of the hotel, subject to certain notice requirements.

The description of the management agreement for the hotel is qualified in its entirety by the form of such agreement filed with this report as Exhibit 10.2 and is incorporated herein by reference.

Debt Financing

The purchase price of the Southaven hotel was financed, in part, through the assumption of a mortgage loan payable to U.S. Bank National Association, as Trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18, Commercial Mortgage Pass-Through Certificates, Series 2014-C18 (the “Lender”). On April 14, 2017, CMS and TMS assumed the mortgage loan in the principal amount of $9.1 million, pursuant to an assumption agreement dated as of April 14, 2017, among Lender, CMS, TMS, the Company and the original borrower and guarantor thereto.

The loan bears interest at a fixed rate of 4.54%, requires monthly principal and interest payments of $48,361 and matures on August 1, 2024. The loan is non-recourse to the Company, except for certain customary carve-outs which are guaranteed by the Company. The loan is secured by a first priority lien and security interest on the hotel and the tangible and intangible personal property owned by the borrowers in connection with the operations on the hotel property, including inventory, equipment, fixtures, accounts and general intangibles.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Item 1.01 is incorporated herein by reference.

Pursuant to the purchase agreement for the Southaven hotel, as partial consideration for the purchase price of the hotel, CHLP issued to the seller limited partnership units with an aggregate value of $51,526. On April 14, 2017, 206,104 limited partnership units were issued to CVH Southaven, LLC.

The CHLP limited partnership units were issued to the seller of the hotel in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof, as such issuance of securities was not made in a public offering.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of VHRMR Tall, LLC, EASTVHR HS Round Rock, LLC, CVH Lexington, LLC and CVH Southaven, LLC for the years ended December 31, 2016 and 2015, including the Independent Auditors’ Reports thereto of Pannell Kerr Forester of Texas, P.C., are filed with this report as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information on the acquisition of four hotels acquired from VHRMR Tall, LLC, EASTVHR HS Round Rock, LLC, CVH Lexington, LLC and CVH Southaven, LLC is filed with this report as Exhibit 99.5 and is incorporated herein by reference.

(d)	Exhibits.

10.1	Purchase and Sale Agreement dated as of January 23, 2017 between Condor Hospitality Limited Partnership and CVH Southaven, LLC (incorporated by reference to Exhibit 10.4 filed with the Company’s Form 8-K dated January 23, 2017 (001-34087)).

10.2	Hotel Management Agreement dated as of April 14, 2017 between TRS MEM Southcrest, LLC and Vista Host Inc.

23.1	Consent of Panell Kerr Forester of Texas, P.C.

99.1	Audited Financial Statements of VHRMR Tall, LLC for the years ended December 31, 2016 and 2015 (incorporated by reference to the financial statements included on pages F-141 through F-151 of the Company’s Prospectus filed on March 27, 2017 pursuant to Rule 424(b)(1) (333-213080)).

99.2	Audited Financial Statements of EASTVHR HS Round Rock, LLC for the years ended December 31, 2016 and 2015 (incorporated by reference to the financial statements included on pages F-120 through F-129 of the Company’s Prospectus filed on March 27, 2017 pursuant to Rule 424(b)(1) (333-213080)).

99.3	Audited Financial Statements of CVH Lexington, LLC for the years ended December 31, 2016 and 2015 (incorporated by reference to the financial statements included on pages F-130 through F-140 of the Company’s Prospectus filed on March 27, 2017 pursuant to Rule 424(b)(1) (333-213080)).

99.4	Audited Financial Statements of CVH Southaven, LLC for the years ended December 31, 2016 and 2015 (incorporated by reference to the financial statements included on pages F-109 through F-119 of the Company’s Prospectus filed on March 27, 2017 pursuant to Rule 424(b)(1) (333-213080)).

99.5	Pro forma financial information on the acquisition of four hotels acquired from VHRMR Tall, LLC, EASTVHR HS Round Rock, LLC, CVH Lexington, LLC and CVH Southaven, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: April 18, 2017	By:	/s/ Jonathan J. Gantt
		Name:	Jonathan J. Gantt
		Title:	Chief Financial Officer

EXHIBIT INDEX

10.1	Purchase and Sale Agreement dated as of January 23, 2017 between Condor Hospitality Limited Partnership and CVH Southaven, LLC (incorporated by reference to Exhibit 10.4 filed with the Company’s Form 8-K dated January 23, 2017 (001-34087)).

10.2	Hotel Management Agreement dated as of April 14, 2017 between TRS MEM Southcrest, LLC and Vista Host Inc.

23.1	Consent of Panell Kerr Forester of Texas, P.C.

99.1	Audited Financial Statements of VHRMR Tall, LLC for the years ended December 31, 2016 and 2015 (incorporated by reference to the financial statements included on pages F-141 through F-151 of the Company’s Prospectus filed on March 27, 2017 pursuant to Rule 424(b)(1) (333-213080)).

99.2	Audited Financial Statements of EASTVHR HS Round Rock, LLC for the years ended December 31, 2016 and 2015 (incorporated by reference to the financial statements included on pages F-120 through F-129 of the Company’s Prospectus filed on March 27, 2017 pursuant to Rule 424(b)(1) (333-213080)).

99.3	Audited Financial Statements of CVH Lexington, LLC for the years ended December 31, 2016 and 2015 (incorporated by reference to the financial statements included on pages F-130 through F-140 of the Company’s Prospectus filed on March 27, 2017 pursuant to Rule 424(b)(1) (333-213080)).

99.4	Audited Financial Statements of CVH Southaven, LLC for the years ended December 31, 2016 and 2015 (incorporated by reference to the financial statements included on pages F-109 through F-119 of the Company’s Prospectus filed on March 27, 2017 pursuant to Rule 424(b)(1) (333-213080)).

99.5	Pro forma financial information on the acquisition of four hotels acquired from VHRMR Tall, LLC, EASTVHR HS Round Rock, LLC, CVH Lexington, LLC and CVH Southaven, LLC.